UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18 E. Dover St., Easton, Maryland	21601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SHBI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Shore Bancshares, Inc. (“SHBI”) on July 3, 2023, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with The Community Financial Corporation (“TCFC”). Under Item 9.01 of the Original 8-K, SHBI stated that (a) the financial statements of TCFC required by Item 9.01(a) of Form 8-K would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed, and (b) the pro forma consolidated financial information required by Item 9.01(b) of Form 8-K would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed.  No other changes have been made to the Original 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual operations that SHBI and TCFC would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated balance sheets of TCFC as of December 31, 2022 and 2021, the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of TCFC for the years ended December 31, 2022 and 2021, and the notes related thereto and the report of the independent registered public accounting firm are incorporated by reference to Part II, Item 8 of TCFC’s Form 10-K for the year ended December 31, 2022, filed by TCFC with the SEC on March 2, 2023 (File No. 001-36094) and attached hereto as Exhibit 99.1.

The unaudited consolidated financial statements of TCFC as of and for the three month periods ended March 31, 2023 and 2022, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of SHBI and TCFC for the year ended December 31, 2022, and the notes related thereto, were previously reported in, or incorporated by reference into Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-271273, as filed by SHBI with the SEC on May 4, 2023 and declared effective on May 8, 2023, under the heading “Unaudited Pro Forma Condensed Combined Financial Data.”

The unaudited pro forma combined consolidated financial information as of and for the three month period ended March 31, 2023, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number
23.1	Consent of FORVIS, LLP Independent Registered Public Accounting Firm for TCFC*
99.1	Audited consolidated balance sheets of TCFC as of December 31, 2022 and 2021, the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of TCFC for the years ended December 31, 2022 and 2021, and the notes related thereto and the report of the independent registered public accounting firm (incorporated by reference to Part II, Item 8 of TCFC’s Form 10-K for the year ended December 31, 2022, filed by TCFC with the SEC on March 2, 2023 (File No. 001-36094))
99.2	Unaudited consolidated financial statements of TCFC as of and for the three month periods ending March 31, 2023 and 2022*
99.3	Unaudited pro forma combined consolidated financial information as of and for the three month periods ended March 31, 2023*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: August 7, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer